                                                                  EXECUTION COPY

                          TRADEMARK SECURITY AGREEMENT

      TRADEMARK SECURITY AGREEMENT, dated as of February 7, 2006, by RATHGIBSON,
INC., a Delaware corporation ("RathGibson"), RGCH HOLDINGS CORP., a Delaware corporation ("Holdings") (RathGibson and Holdings are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor") in favor of
GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as
Agent for Lenders.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors, the Persons named therein as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations for the benefit of
Grantors;

      WHEREAS, Agent and Lenders are willing to make the Loans and to incur
Letter of Credit Obligations as provided for in the Credit Agreement, but only upon the condition, among others, that each Grantor shall have executed and delivered to Agent, for itself and the ratable benefit of Lenders, that certain
Security Agreement dated as of the date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement");

      WHEREAS, pursuant to the Security Agreement, each Grantor is required to execute and deliver to Agent, for itself and the ratable benefit of Lenders, this Trademark Security Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

      1.    Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A thereto to the Credit
Agreement.

      2.    Grant Of Security Interest In Trademark Collateral. Each Grantor
hereby grants to Agent, on behalf of itself and Lenders, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

            (a)   all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule I hereto;

            (b)   all renewals, continuations or extensions of the foregoing;

            (c)   all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

            (d)   all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement, dilution, misappropriation, violation, or other impairment of any Trademark or Trademark licensed under any

Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

      3.    Security Agreement. The security interests granted pursuant to this
Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the
Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark
Collateral made and granted hereby are more fully set forth in the Security
Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

      4.    GRANTOR REMAINS LIABLE. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their Trademarks and Trademark
Licenses subject to a security interest hereunder.

      5.    COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

      6.    GOVERNING LAW. This Trademark Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                            [signature page follows]

                                       2

      IN WITNESS WHEREOF, each Grantor has caused this Trademark Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        RATHGIBSON, INC.,
                                        as a Grantor

                                        By: /s/ Harley B. Kaplan
                                            ____________________

                                        Name: Harley B. Kaplan
                                              __________________

                                        Title: President & CEO
                                               _________________

                                        RGCH HOLDINGS CORP.,
                                        as a Grantor

                                        By: /s/ William Pruellage
                                            _____________________

                                        Name: William Pruellage
                                              ___________________

                                        Title: President
                                               __________________

ACCEPTED AND ACKNOWLEDGED BY:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent

By: /s/ Ryan Cascade
    ________________

Name: Ryan Cascade
      ______________
Title: Duly Authorized Signatory

                          Trademark Security Agreement

                       ACKNOWLEDGMENT OF RATHGIBSON, INC.

STATE OF WISCONSIN)
                       ) ss.
COUNTY OF ROCK)

     On this 3 day of February, 2006 before me personally appeared Harley B.
Kaplan, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of RathGibson, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                               /s/ Laura Manke
                                               _______________
                                               Notary Public

                          Trademark Security Agreement

                      ACKNOWLEDGMENT OF RGCH HOLDINGS CORP.

STATE OF NEW YORK)
                        ) ss.
COUNTY OF NEW YORK)

     On this 6 day of February, 2006 before me personally appeared William M.
Pruellage, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of RGCH Holdings Corp., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                               /s/ Beverly Fox
                                               _______________
                                               Notary Public

                          Trademark Security Agreement